The Royce Fund
Royce TrustShares Fund
Royce Select Fund
Supplement to Prospectus dated May 1, 2004

Royce TrustShares Fund (non-GiftShare accounts only) and Royce Select Fund (the "Funds") each impose a 2% fee on redemptions of shares held for less than 3 years. The annualized total returns before taxes for the one-year period ended December 31, 2003, reflecting the deduction of the redemption fee, were 35.32% and 45.69% for Royce TrustShares Fund and Royce Select Fund, respectively. Accordingly, the Annualized Total Return tables on pages 14 and 18 of the Funds' prospectus are hereby amended.

September 16, 2004